UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2010

Commission file number: 001-33927

ATLAS ACQUISITION HOLDINGS CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	26-0852483
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

c/o Hauslein & Company, Inc. 11450 SE Dixie Highway, Ste 106 Hobe Sound, Florida	33455
(Address of Principal Executive Offices)	(Zip Code)

(772) 545-9042
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously disclosed, we have entered into an Agreement and Plan of Merger with Koosharem Corporation, a California corporation doing business as Select Staffing, pursuant to which Select Staffing will become our wholly owned subsidiary, which transaction is referred to as the merger.

Attached as Exhibit 99.1 to this report is the form of investor presentation to be used in presentations to certain of our investors, stockholders, and warrantholders and other interested parties relating to the proposed merger. Exhibit 99.1 is hereby incorporated by reference into this Item 8.01.

Please note that certain financial information and data of Select Staffing contained in the investor presentation is unaudited and prepared by Select Staffing as a private company, and may not conform to Regulation S-X. Accordingly, such information and data may be adjusted and presented differently in our definitive proxy statement to be mailed to stockholders.

Additional Information and Where to Find It

In connection with the proposed merger with Select Staffing, we have filed with the Securities and Exchange Commission, or the SEC, a preliminary proxy statement on December 11, 2009. As soon it is available, we will file a definitive proxy statement with the SEC relating to the meetings of our stockholders and warrantholders to vote on the proposed merger and related proposals, and we will mail the definitive proxy statement to our stockholders and warrantholders of a record date to be set. You may obtain copies of all documents filed with the SEC regarding the special meetings and the proposals to be submitted to stockholders and warrantholders, free of charge, at the SEC’s website (www.sec.gov).

Our company and our directors and officers may be soliciting proxies from our security holders in favor of the proposals to be included in the definitive proxy statement. Information regarding the persons who, under the rules of the SEC, are participants in the solicitation of our security holders in connection with the proposals, and a description of their and other parties’ interests in the proposed merger, will be set forth in the definitive proxy statement when it becomes available. You can find more information about our company and our directors and officers in our filings with the SEC.

Not a Proxy Statement

This report is not a proxy statement or a solicitation of proxies from our security holders. Any solicitation of proxies will be made only pursuant to the definitive proxy statement to be mailed to our stockholders and warrantholders who held stock as of a record date to be set. We urge our stockholders and warrantholders to read the definitive proxy statement and appendices thereto when it becomes available because they will contain important information about our company and the proposals to be presented at the special meetings of stockholders and warrantholders relating to the proposed merger and related proposals.

Forward-Looking Statements

CERTAIN STATEMENTS MADE IN THIS REPORT CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. FORWARD-LOOKING STATEMENTS INCLUDE STATEMENTS PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE THE WORDS “MAY,” “COULD,” “WOULD,” “SHOULD,” “BELIEVE,” “EXPECT,” “ANTICIPATE,” “PLAN,” “ESTIMATE,” “TARGET,” “PROJECT,” “POTENTIAL,” “INTEND” OR SIMILAR EXPRESSIONS. THESE STATEMENTS INCLUDE, AMONG OTHERS, STATEMENTS REGARDING OUR EXPECTATIONS REGARDING THE BUSINESS COMBINATION WITH SELECT STAFFING, SELECT STAFFING’S EXPECTED BUSINESS OUTLOOK, PROJECTED FINANCIAL AND OPERATING RESULTS, BUSINESS STRATEGY AND MEANS TO IMPLEMENT THE STRATEGY, THE AMOUNT AND TIMING OF CAPITAL EXPENDITURES, THE LIKELIHOOD OF OUR SUCCESS IN BUILDING OUR BUSINESS AFTER THE MERGER, FINANCING PLANS, BUDGETS, WORKING CAPITAL NEEDS AND

SOURCES OF LIQUIDITY. WE AND SELECT STAFFING BELIEVE IT IS IMPORTANT TO COMMUNICATE THEIR EXPECTATIONS TO OUR RESPECTIVE STOCKHOLDERS. HOWEVER, THERE MAY BE EVENTS IN THE FUTURE THAT WE ARE NOT ABLE TO PREDICT ACCURATELY OR OVER WHICH THEY HAVE NO CONTROL. FORWARD-LOOKING STATEMENTS, ESTIMATES AND PROJECTIONS ARE BASED ON MANAGEMENT’S BELIEFS AND ASSUMPTIONS, ARE NOT GUARANTEES OF PERFORMANCE, AND MAY PROVE TO BE INACCURATE. FORWARD-LOOKING STATEMENTS ALSO INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTAINED IN ANY FORWARD LOOKING STATEMENT AND WHICH MAY HAVE A MATERIAL ADVERSE EFFECT ON SELECT STAFFING’S AND OUR BUSINESS, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND LIQUIDITY (INCLUDING, BUT NOT LIMITED TO, THE FACTORS DESCRIBED IN OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION AND THE FACTORS THAT WILL BE INCLUDED IN THE DEFINITIVE PROXY STATEMENT THAT WE WILL FILE WITH THE SEC REGARDING THE PROPOSED BUSINESS COMBINATION). A NUMBER OF RISK FACTORS COULD CAUSE ACTUAL RESULTS OR EVENTS TO DIFFER MATERIALLY FROM THOSE INDICATED BY FORWARD-LOOKING STATEMENTS. SHOULD A RISK FACTOR OR UNCERTAINTY MATERIALIZE, OR SHOULD ANY OF THE UNDERLYING ASSUMPTIONS PROVE INCORRECT, ACTUAL RESULTS MAY VARY IN MATERIAL RESPECTS FROM THOSE EXPRESSED OR IMPLIED BY THESE FORWARD-LOOKING STATEMENTS. YOU SHOULD NOT PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS. NEITHER WE NOR SELECT STAFFING UNDERTAKES ANY OBLIGATION TO UPDATE THIS REPORT, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS MAY BE REQUIRED UNDER APPLICABLE SECURITIES LAWS.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description

99.1	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 11, 2010	ATLAS ACQUISITION HOLDINGS CORP.

	By:	/s/ JAMES N. HAUSLEIN
James N. Hauslein
Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Investor Presentation